Exhibit 99.1

      Dolby Laboratories Reports FY 2006 Third Quarter Results;
      Third Quarter Revenue Increases 18 Percent Year-over-Year

    SAN FRANCISCO--(BUSINESS WIRE)--Aug. 2, 2006--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for the third quarter of fiscal 2006.
    For the third quarter, Dolby reported total revenue of $93.7 million, compared to $79.7 million for the third quarter of fiscal 2005, an increase of 18 percent. Third quarter net income was $19.1 million, or $0.17 per diluted share, compared to $14.8 million, or $0.13 per diluted share, for the third quarter of fiscal 2005.
    Net income for the third quarter included stock-based compensation charges of $4.7 million compared to $3.2 million in the third quarter of fiscal 2005.
    "We continued to make progress extending our technology and brand globally," said Bill Jasper, President and Chief Executive Officer of Dolby. "In the third quarter, broadcasters in China, Europe, Japan, Korea and the US chose Dolby(R) technologies to broadcast the highly anticipated FIFA World Cup games and Dolby Digital was selected by the first HD channel in China to offer 100 percent of its programming in surround sound."

    Guidance

    For fiscal 2006, the Company now expects revenue to be in the range of $370 million to $375 million. Net income is expected to be in the range of $74 million to $77 million. Earnings per diluted share are expected to be in the range of $0.66 to $0.69. While under FAS 123R stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby continues to expect stock-based compensation expense for the full year to be between $19 million and $21 million.

    Pro Forma Information

    Prior to the Company's IPO in February 2005, Ray Dolby retained ownership of the intellectual property he created related to the Company's business and licensed those rights to the Company in exchange for royalty payments. In connection with the Company's IPO, Ray Dolby contributed to the Company all of these intellectual property rights. The pro forma financial information included in this release gives effect to the asset contribution as though such contribution had been completed prior to the second quarter of fiscal 2005. Specifically, the Company provides net income and earnings per diluted share excluding royalties paid to Ray Dolby. The Company believes that net income and earnings per diluted share excluding royalties paid to Ray Dolby are important metrics as they represent profitability exclusive of the charges that have now been eliminated. The Company uses these metrics internally to measure its performance and believes these metrics may be meaningful for investors in analyzing the Company's results of operations. A reconciliation of the Company's actual results to these additional metrics is included in this release.

    The Company's Conference Call Information

    Today, beginning at 2:00 p.m. Pacific Daylight Time, members of Dolby management will lead a conference call open to all interested parties to discuss the quarterly results and answer questions.
    Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 800-289-0494. International callers can access the conference call at 913-981-5520.
    A replay of the call will be available beginning at 5:00 p.m. PDT on August 2, 2006 until 9 p.m. PDT on August 9, 2006, at 888-203-1112 (international callers can access the replay by dialing 719-457-0820) and entering confirmation code 9645591. An archived version of the teleconference will also be available on Dolby's website, www.dolby.com.

    Forward-Looking Statements

    Certain statements in this press release, including statements relating to Dolby's expectations regarding revenue, net income, earnings per diluted share, and stock-based compensation for the fiscal year ending September 29, 2006 and Dolby's expectations concerning extensions of its technology and brand and the benefits that may be derived therefrom are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in DVD markets; pricing pressures; the development of the markets for PCs, broadcast, gaming, automotive, and AAC-based music device products that incorporate Dolby's technologies; the timing of Dolby's receipt of royalty reports and/or payments from its licensees; Dolby's accuracy of calculation of royalties due to its licensors; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and Dolby's ability to successfully penetrate this market; and other risks detailed in Dolby's Securities and Exchange Commission filings and reports, including the risks identified under the section captioned "Risk Factors" in its Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

    About Dolby Laboratories

    Dolby Laboratories (NYSE:DLB) develops and delivers products and technologies that make the entertainment experience more realistic and immersive. For four decades, Dolby has been at the forefront of defining high-quality audio and surround sound in cinema, broadcast, home audio systems, cars, DVDs, headphones, games, televisions, and personal computers. Based in San Francisco with European headquarters in England, the Company has entertainment industry liaison offices in New York and Los Angeles, and licensing liaison offices in London, Shanghai, Beijing, Hong Kong, and Tokyo. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

    Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. S06/17429 DLB-F



                       DOLBY LABORATORIES, INC.

                 CONSOLIDATED STATEMENTS OF OPERATIONS

                           Fiscal Quarter        Fiscal Year-to-Date
                                Ended                   Ended
                       ----------------------- -----------------------
                         July 1,     June 30,    July 1,     June 30,
                          2005         2006       2005         2006
                       ----------- ----------- ----------- -----------
                                         (unaudited)
                         (in thousands, except per share amounts)
Revenue:
  Licensing            $   60,775  $   69,138  $  187,683  $  221,303
  Product sales            13,486      18,862      44,780      50,574
  Production services       5,418       5,650      16,580      17,522
---------------------------------------------- -----------------------
    Total revenue          79,679      93,650     249,043     289,399
---------------------------------------------- -----------------------
Cost of revenue:
  Cost of licensing         5,156       6,008      35,367      19,786
  Cost of product
   sales (1)                6,754      10,190      23,038      29,754
  Cost of production
   services (1)             2,246       2,686       6,442       7,913
---------------------------------------------- -----------------------
    Total cost of
     revenue               14,156      18,884      64,847      57,453
---------------------------------------------- -----------------------
Gross margin               65,523      74,766     184,196     231,946
---------------------------------------------- -----------------------
Operating expenses:
  Selling, general and
   administrative (1)      33,372      38,477     101,839     113,598
  Research and
   development (1)          6,885       9,108      22,914      25,413
  Settlements                   -           -      (2,000)          -
---------------------------------------------- -----------------------
    Total operating
     expenses              40,257      47,585     122,753     139,011
---------------------------------------------- -----------------------
Operating income           25,266      27,181      61,443      92,935
Other income, net           2,062       4,020       3,100      12,313
---------------------------------------------- -----------------------
Income before
 provision for income
 taxes and controlling
 interest                  27,328      31,201      64,543     105,248
Provision for income
 taxes                     12,332      11,778      28,075      39,916
---------------------------------------------- -----------------------
Income before
 controlling interest      14,996      19,423      36,468      65,332
Controlling interest
 in net income               (218)       (339)       (983)     (1,000)
---------------------------------------------- -----------------------
Net income             $   14,778  $   19,084  $   35,485  $   64,332
============================================== =======================

Basic net income per
 share                 $     0.14  $     0.18  $     0.37  $     0.61
Diluted net income per
 share                 $     0.13  $     0.17  $     0.34  $     0.58
---------------------------------------------- -----------------------
Basic shares
 outstanding              103,410     106,238      94,796     105,262
Diluted shares
 outstanding              112,750     111,983     104,954     111,446
---------------------------------------------- -----------------------

(1) Stock-based compensation included in net income above was classified as follows:

  Cost of product
   sales               $       56  $      201  $      166  $      599
  Cost of production
   services                    27         129          83         385
  Selling, general and
   administrative           2,674       3,731       9,464      11,941
  Research and
   development                471         679       1,722       2,015
---------------------------------------------- -----------------------
    Total stock-based
     compensation      $    3,228  $    4,740  $   11,435  $   14,940
============================================== =======================


                       DOLBY LABORATORIES, INC.

                      CONSOLIDATED BALANCE SHEETS

                                           September 30,    June 30,
                                                2005          2006
                                           ------------- -------------
                                                          (unaudited)
                                                  (in thousands)
                  ASSETS

Current assets:
    Cash and cash equivalents              $    372,403  $    373,421
    Short-term investments                            -        74,176
    Restricted cash                                 205           208
    Accounts receivable, net                     25,221        23,597
    Inventories                                  11,722        11,957
    Income tax receivable                         8,021        13,865
    Deferred income taxes                        31,183        36,425
    Prepaid expenses and other current
     assets                                       5,433         4,834
----------------------------------------------------------------------
        Total current assets                    454,188       538,483
Property, plant and equipment, net               76,462        76,801
Intangible assets, net                           17,184        15,512
Goodwill                                         23,865        23,188
Long-term investments                                 -        23,767
Long-term deferred income taxes                   6,781         8,790
Other assets                                      7,797         7,319
----------------------------------------------------------------------
        Total assets                       $    586,277  $    693,860
======================================================================

   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued
     liabilities                           $     65,126  $     71,764
    Income taxes payable                          3,054         4,026
    Current portion of debt                       1,346         1,416
    Deferred revenue                              3,268         5,701
----------------------------------------------------------------------
        Total current liabilities                72,794        82,907
Long-term debt                                   12,124        11,270
Other non-current liabilities                    21,956        19,121
----------------------------------------------------------------------
        Total liabilities                       106,874       113,298
Controlling interest                             18,264        19,761
Stockholders' equity:
    Class A common stock                             33            37
    Class B common stock                             71            70
    Additional paid-in capital                  308,354       315,327
    Deferred stock-based compensation           (26,422)            -
    Retained earnings                           177,369       241,701
    Accumulated other comprehensive income        1,734         3,666
----------------------------------------------------------------------
        Total stockholders' equity              461,139       560,801
----------------------------------------------------------------------
        Total liabilities and
         stockholders' equity              $    586,277  $    693,860
======================================================================


                       DOLBY LABORATORIES, INC.

      RECONCILIATION OF PRO FORMA NET INCOME TO ACTUAL NET INCOME

                           Fiscal Quarter        Fiscal Year-to-Date
                               Ended                    Ended
                       ----------------------- -----------------------
                         July 1,     June 30,    July 1,     June 30,
                          2005         2006       2005         2006
                       ----------- ----------- ----------- -----------
                                          (unaudited)
                          (in thousands, except per share amounts)

Net income             $   14,778  $   19,084  $   35,485  $   64,332
Add:
   Royalties payable
    to Ray Dolby (net
    of taxes)                   -           -      11,123           -
---------------------------------------------- -----------------------
Pro forma net income   $   14,778  $   19,084  $   46,608  $   64,332
============================================== =======================

Basic shares
 outstanding              103,410     106,238      94,796     105,262
Diluted shares
 outstanding              112,750     111,983     104,954     111,446
---------------------------------------------- -----------------------

Basic net income per
 share                 $     0.14  $     0.18  $     0.37  $     0.61
Diluted net income per
 share                 $     0.13  $     0.17  $     0.34  $     0.58
---------------------------------------------- -----------------------

Basic pro forma net
 income per share      $     0.14  $     0.18  $     0.49  $     0.61
Diluted pro forma net
 income per share      $     0.13  $     0.17  $     0.44  $     0.58
---------------------------------------------- -----------------------

    CONTACT: Dolby Laboratories, Inc.
             Alex Hughes, CFA, 415-645-4572 (Investors) investor@dolby.com
             Paula Dunn, 415-645-5000 (Media)
             news@dolby.com